Exhibit 99

275 West Federal Street

Youngstown, Ohio 44503-1203

FOR IMMEDIATE RELEASE

Media Contact:	Investor Contact:
Kathy Bushway Senior Vice President, Marketing Home Savings (330) 742-0638 kbushway@homesavings.com	Gary M. Small President and Chief Executive Officer United Community Financial Corp. (330) 742-0472

UCFC ANNOUNCES RECORD RESULTS FOR THE YEAR

NET INCOME $39.5 MILLION — $0.81 PER SHARE

OR $40.8 MILLION — $0.84 PER SHARE ADJUSTED FOR MERGER COSTS

Fourth quarter 2019 highlights compared with the fourth quarter of 2018:

•	Net quarterly income of $9.8 million (or $11.2 million, excluding merger related costs, up 17.0%)

•	Diluted EPS of $0.20 (or $0.23, excluding merger related costs, up 20.9%)

•	Noninterest income $6.8 million, up 22.6%

•	Noninterest expense $16.8 million (or $15.4 million, excluding merger costs, down 10.2%)

•	ROA of 1.36% (or 1.55%, excluding merger related costs, versus 1.36%)

•	ROE of 12.03% (or 13.68%, excluding merger related costs, versus 12.15%)

•	Efficiency ratio improved to 53.6% compared to 54.8%

Full year 2019 highlights compared with 2018:

•	Net income of $39.5 million (or $40.8 million, excluding merger related costs, up 9.8%)

•	Diluted EPS of $0.81 (or $0.84, excluding merger related costs, up 13.1%)

•	Noninterest income $26.6 million, up 13.7%

•	Noninterest expense $65.4 million (or $64.1 million, excluding merger costs, down 1.5%)

•	ROA of 1.38% (or 1.43%, excluding merger related costs, versus 1.35%)

•	ROE of 12.34% (or 12.77%, excluding merger related costs, versus 12.10%)

•	Efficiency ratio improved to 55.8% compared to 57.7%

•	Average total loan growth 5.4%

•	Average total customer deposit growth 7.5%

YOUNGSTOWN, Ohio (January 21, 2020) – United Community Financial Corp. (Company) (NASDAQ: UCFC), parent company of Home Savings Bank (Home Savings), announced today that net income for the quarter ended December 31, 2019, was $9.8 million, up 2.8% from the $9.6 million reported for the quarter ended December 31, 2018. Fourth quarter diluted earnings per share increased 6.3% to $0.20 from $0.19 per share reported at the same time last year. These results included $1.4 million of merger costs related to the previously announced merger with First Defiance Financial Corp. Excluding these acquisition costs, the Company’s adjusted net income (non-GAAP) was $11.2 million, up 17.0% and diluted earnings per share were $0.23 per share, up 20.9% for the quarter ending December 31, 2019 when compared to the same quarter last year.

Net income for the twelve months ended December 31, 2019 totaled $39.5 million, up 6.2% from the $37.2 million reported for the twelve months ended December 31, 2018. For the same time period, diluted earnings per share increased to $0.81, up 9.3% from the $0.74 per share previously reported in the prior year. Excluding the $1.4 million in merger costs (after-tax), adjusted net income (non-GAAP) for the twelve months ended December 31, 2019 was $40.8 million up 9.8%, or $0.84 per diluted share or 13.1% when compared to the prior year.

Gary M. Small, President and Chief Executive Officer of the Company, commented, “The year 2019 proved to be a challenging yet gratifying period for Home Savings. Our team took the steps necessary to overcome the difficulties presented by a tumultuous year for net interest margin management and a very active loan prepayment environment.”

Small continued, “The organization set record levels of commercial and residential new business production, delivered exceptional fee income growth across all business lines, and drove strong deposit growth. As a result we posted excellent financial results … our best earnings on record.”

Concluding, “I am very proud of the efforts of all of our associates. Thanks to their hard work, we remain right on track regarding our pending merger with First Defiance and we look forward to an exciting and successful 2020 with our new partners.”

Strong Loan and Deposit Growth

Total average loans grew $119.2 million (including loans held for sale), or 5.4%, during the last twelve months and $90.6 million, or 4.0% when compared to the same quarter last year. At December 31, 2019, total net loans (including loans held for sale) aggregated $2.4 billion.

The increase in total loans for the period was driven by an increase in commercial loans, which grew $51.4 million, or 5.5%, over the last twelve months. Mortgage loans (including loans held for sale) increased $14.7 million, or 1.4%, over the previous twelve months. Consumer loan growth amounted to $9.2 million, or 3.4%, for the same time period.

Average customer deposits (which exclude brokered certificates of deposit) increased $142.7 million, or 7.5%, from December 31, 2018. During that same time period total business deposits increased $69.1 million, or 26.6%. Average non-interest bearing accounts increased $43.9 million or 10.4% while average non-interest bearing business deposits increased $27.1 million or 13.4% during the same time period.

Net Interest Income and Margin

Net interest income totaled $21.8 million on a fully taxable equivalent (FTE) basis for the quarter ended December 31, 2019 compared to $23.6 million for the quarter ended December 31, 2018. The fourth quarter of 2018 included the impact of the favorable resolution of an impaired loan that added approximately $1.1 million to loan income during that quarter.

The net interest margin on an FTE basis was 3.22% for the fourth quarter of 2019 compared to 3.58% in the fourth quarter of 2018. Excluding the 16 basis point impact of the aforementioned resolution of an impaired loan, the net interest margin declined 20 basis points. Of this, 5 basis points were from reduced purchase accounting accretion, while the remainder of the decline reflects the near term impact of multiple rate reductions by the Federal Reserve in 2019.

For the full year 2019, the net interest margin was 3.28% compared to 3.43% for the full year 2018. Excluding the income impact of the loan resolution, calendar year 2018 net interest margin would have been 3.39%. Of the 11 basis point reduction 3 basis points were from reduced purchase accounting accretion, and the remaining 8 basis points of the decline can be attributed to the fall in interest rates in 2019.

Asset Quality Remains Strong

Asset quality remained strong during the fourth quarter despite movement in nonperforming loans. At December 31, 2019, nonperforming loans aggregated $12.9 million compared to $6.5 million at the end of the same quarter in the previous year. The Company’s level of nonperforming loans increased primarily as a result of a single credit. The allowance for loan losses at the end of the quarter, as a percent of nonperforming loans was 149.6%. The allowance for loan losses as a percent of loans totaled 0.86% at December 31, 2019 compared to 0.93% the same quarter last year.

The Company recognized a negative provision for loan losses of $422,000 for the fourth quarter of 2019, compared to a provision of $178,000 in the fourth quarter of 2018. The decline in provision is a result of decreased loan balances in the fourth quarter of 2019, quarterly realignment of factors and the resolution of one credit with a specific reserve. For the year, the provision totaled $290,000 compared to $699,000 the previous year. Net charge offs to average loans were 6.6 basis points for the year ended December 31, 2019.

Non-Interest Income

Non-interest income increased 22.6%, or $1.3 million to $6.9 million for the fourth quarter of 2019 compared to $5.6 million for the same quarter last year. The primary drivers for the increase are mortgage banking income (gain on sale) of $686,000 and an increase of $356,000 in the value of mortgage servicing rights along with a $260,000 improvement in security sales. These gains were offset by an increase in the amortization of mortgage servicing rights of $427,000.

The increase in mortgage banking income was primarily driven by increased saleable volumes when comparing the fourth quarter of 2019 to the fourth quarter of 2018. The drop in interest rates resulting in increased refinance activity is the primary driver for the increased volume.

For the full year 2019, non-interest income increased 13.7%, or $3.2 million to $26.6 million compared to $23.4 million for calendar year 2018. The primary reason for this is an increase in mortgage banking income (gain on sale) of $3.5 million along with increased mortgage servicing fees of $289,000. Also adding to the increase was $578,000 from improvement in security gains, along with an 11.6% increase in insurance income and 9.9% increase in investment management fees. This was offset by an increase in mortgage serving rights amortization of $608,000 and a negative mortgage servicing rights valuation adjustment of $1,457,000. The increase in mortgage banking income was primarily driven by an increase in saleable loan volumes of 24.1% and in increase in the gain on sale margin of 43 basis points.

Non-Interest Expense

Non-interest expense was $15.4 million (excluding merger costs) for the fourth quarter of 2019 compared to $17.2 million for the similar quarter last year, a decrease of $1.8 million, or 10.2%. The fourth quarter of 2018 includes a prepayment penalty of $937,000 for the early extinguishment of Federal Home Loan Bank debt. Excluding this expense non-interest expense was down 4.8%. Non-interest expense for the year was $64.1 million (excluding merger costs). When compared to the prior year of $65.1 million, expenses were down 1.5%. When excluding the Federal Home Loan Bank prepayment penalty expenses year over year remained flat. The Company’s efficiency ratio improved to 55.8% for the year versus 57.7% for the same time period a year ago.

Equity

During 2019, the Company repurchased 1,145,434 of its common shares in the open market at an average price of $9.36. Tangible book value per common share at December 31, 2019 was $6.41compared to $5.18 at December 31, 2018.

Dividend to be paid

Subject to the closing of the merger of United Community with and into First Defiance Financial Corp., which was announced on September 9, 2019, and is expected to close on January 31, 2020, it is anticipated that a dividend will be paid to all First Defiance shareholders, including UCFC’s shareholders whose shares will be converted to First Defiance common shares upon the closing of the merger. First Defiance declared a dividend of $0.22 per share payable on February 21, to shareholders of record as of February 14. This action would be the equivalent of UCFC paying a dividend of $0.08173 on UCFC shares.

Other

Home Savings is a wholly owned subsidiary of the Company, offering a full line of commercial, wealth management and consumer banking products and services with 33 retail banking offices (32 in Ohio and one in Pennsylvania). Home Savings also has residential mortgage loan centers servicing Ohio, West Virginia, western Pennsylvania, northern Kentucky, and eastern Indiana. Additional information on the Company, Home Savings and James & Sons Insurance may be found on the Company’s web site: ir.ucfconline.com.

###

When used in this press release, the words or phrases “believes,” “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project”, “will have”, “can expect” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain risks and uncertainties, including changes in economic conditions in the Company’s market area, changes in policies by regulatory agencies, fluctuations in interest rates, demand for loans in the Company’s market area, competition, and the ability to close the merger of the Company with and into First Defiance Financial Corp. that could cause actual results to differ materially from historical earnings and those presently anticipated or projected. The Company cautions readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. The Company advises readers that the factors listed above could affect the Company’s financial performance and could cause the Company’s actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements.

The Company does not undertake, and specifically disclaims any obligation, to release publicly the result of any revisions that may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

UNITED COMMUNITY FINANCIAL CORP.

CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

(Unaudited)

	December 31,	December 31,
	2019	2018	F/(U)
	(Dollars in thousands)
Assets:
Cash and deposits with banks	$30,218	$34,380	-12.1%
Federal funds sold	21,635	26,605	-18.7%

Total cash and cash equivalents	51,853	60,985	-15.0%
Securities:
Trading, at fair value	516	364	41.8%
Available for sale, at fair value	306,786	241,643	27.0%
Held to maturity (fair value of $0 and $75,075, respectively)	—	77,491	-100.0%
Loans held for sale, at fair value	127,839	91,472	39.8%
Gross loans	2,237,224	2,197,285	1.8%
Allowance for loan losses	(19,281)	(20,443)	-5.7%

Net loans	2,217,943	2,176,842	1.9%
Federal Home Loan Bank stock, at cost	13,639	19,144	-28.8%
Premises and equipment, net	22,337	21,930	1.9%
Accrued interest receivable	8,660	9,080	-4.6%
Real estate owned and other repossessed assets	816	1,088	-25.0%
Goodwill	20,221	20,221	0.0%
Core deposit intangible	1,275	1,603	-20.5%
Customer list intangible	2,032	2,214	-8.2%
Cash surrender value of life insurance	65,798	64,220	2.5%
Other assets	28,598	23,060	24.0%

Total assets	$2,868,313	$2,811,357	2.0%

Liabilities and Shareholders’ Equity
Liabilities:
Deposits:
Interest bearing	$1,665,042	$1,528,057	9.0%
Noninterest bearing	430,040	394,208	9.1%

Customer deposits	2,095,082	1,922,265	9.0%
Brokered deposits	192,027	290,955	-34.0%

Total deposits	2,287,109	2,213,220	3.3%
Borrowed funds:
Federal Home Loan Bank advances
Short-term advances	191,000	243,000	-21.4%

Total Federal Home Loan Bank advances	191,000	243,000	-21.4%
Repurchase agreements and other	—	224	-100.0%

Total borrowed funds	191,000	243,224	-21.5%
Advance payments by borrowers for taxes and insurance	31,650	27,192	16.4%
Accrued interest payable	656	1,279	-48.7%
Accrued expenses and other liabilities	25,789	17,108	50.7%

Total liabilities	2,536,204	2,502,023	1.4%

Shareholders’ Equity:
Preferred stock-no par value; 1,000,000 shares authorized and no shares outstanding	—	—	0.0%
Common stock-no par value; 499,000,000 shares authorized; 54,138,910 shares issued and 48,104,055 and 49,128,875 shares, respectively, outstanding	177,392	177,492	-0.1%
Retained earnings	216,868	192,062	12.9%
Accumulated other comprehensive loss	(13,461)	(21,436)	-37.2%
Treasury stock, at cost, 6,034,855 and 5,010,035 shares, respectively	(48,690)	(38,784)	25.5%

Total shareholders’ equity	332,109	309,334	7.4%

Total liabilities and shareholders’ equity	$2,868,313	$2,811,357	2.0%

UNITED COMMUNITY FINANCIAL CORP.

CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	For the Three Months Ended							For the Twelve Months Ended
	December 31,	September 30,			December 31,			December 31,	December 31,
	2019	2019	Variance	F/(U)	2018	Variance	F/(U)	2019	2018	Variance	F/(U)
	(Dollars in thousands, except per share data)
Interest income
Loans	$25,501	$26,037	$(536)	-2.1%	$26,587	$(1,086)	-4.1%	$103,768	$96,653	$7,115	7.4%
Loans held for sale	1,219	1,067	152	14.2%	1,184	35	3.0%	4,284	4,318	(34)	-0.8%
Securities:
Available for sale, nontaxable	234	235	(1)	-0.4%	334	(100)	-29.9%	1,012	1,412	(400)	-28.3%
Available for sale, taxable	1,781	1,828	(47)	-2.6%	1,148	633	55.1%	6,483	4,732	1,751	37.0%
Held to maturity, nontaxable	—	—	—	0.0%	69	(69)	-100.0%	99	250	(151)	-60.4%
Held to maturity, taxable	—	—	—	0.0%	380	(380)	-100.0%	497	1,574	(1,077)	-68.4%
Federal Home Loan Bank stock dividends	140	173	(33)	-19.1%	290	(150)	-51.7%	847	1,133	(286)	-25.2%
Other interest earning assets	125	203	(78)	-38.4%	178	(53)	-29.8%	752	500	252	50.4%

Total interest income	29,000	29,543	(543)	-1.8%	30,170	(1,170)	-3.9%	117,742	110,572	7,170	6.5%
Interest expense
Deposits	6,095	6,856	(761)	11.1%	5,866	229	-3.9%	26,722	17,796	8,926	-50.2%
Federal Home Loan Bank advances	1,157	1,103	54	-4.9%	810	347	-42.8%	3,460	4,830	(1,370)	28.4%
Repurchase agreements and other	—	—	—	0.0%	—	—	0.0%	—	1	1	100.0%

Total interest expense	7,252	7,959	707	-8.9%	6,676	(576)	8.6%	30,182	22,627	(7,555)	33.4%

Net interest income	21,748	21,584	164	0.8%	23,494	(1,746)	-7.4%	87,560	87,945	(385)	-0.4%
Taxable equivalent adjustment	51	46	5	10.9%	111	(60)	-54.1%	244	382	(138)	-36.1%

Net interest income (FTE) (1)	21,799	21,630	169	0.8%	23,605	(1,806)	-7.7%	87,804	88,327	(523)	-0.6%
Provision for loan losses	(422)	701	1,123	160.2%	178	600	337.1%	290	699	409	58.5%

Net interest income after provision for loan losses (FTE)	22,221	20,929	1,292	6.2%	23,427	(1,206)	-5.1%	87,514	87,628	(114)	-0.1%

Non-interest income
Insurance agency income	631	575	56	9.7%	562	69	12.3%	2,452	2,197	255	11.6%
Brokerage income	383	480	(97)	-20.2%	305	78	25.6%	1,642	1,216	426	35.0%
Service fees and other charges:
Deposit related fees	1,515	1,490	25	1.7%	1,521	(6)	-0.4%	5,762	5,706	56	1.0%
Mortgage servicing fees	931	908	23	2.5%	858	73	8.5%	3,593	3,304	289	8.7%
Mortgage servicing rights valuation	312	(336)	648	-192.9%	(44)	356	-809.1%	(1,518)	(61)	(1,457)	-2388.5%
Mortgage servicing rights amortization	(857)	(702)	(155)	22.1%	(430)	(427)	99.3%	(2,557)	(1,949)	(608)	-31.2%
Other service fees	21	21	—	0.0%	36	(15)	-41.7%	101	161	(60)	-37.3%
Net gains (losses):
Trading securities	68	29	39	134.5%	669	(601)	-89.8%	200	669	(469)	-70.1%
Securities available for sale	—	128	(128)	-100.0%	(861)	861	-100.0%	420	(627)	1,047	-167.0%
Mortgage banking income	1,804	2,508	(704)	-28.1%	1,118	686	61.4%	8,619	5,090	3,529	69.3%
Real estate owned and other repossessed assets charges, net	4	(55)	59	-107.3%	(24)	28	-116.7%	(115)	(260)	145	55.8%
Debit/credit card fees	1,039	1,057	(18)	-1.7%	1,033	6	0.6%	4,251	4,158	93	2.2%
Trust fee income	428	434	(6)	-1.4%	480	(52)	-10.8%	1,788	1,905	(117)	-6.1%
Bank owned life insurance	397	398	(1)	-0.3%	431	(34)	-7.9%	1,578	1,732	(154)	-8.9%
Other income	171	80	91	113.8%	(69)	240	-347.8%	391	161	230	142.9%

Total non-interest income	6,847	7,015	(168)	-2.4%	5,585	1,262	22.6%	26,607	23,402	3,205	13.7%

Non-interest expense
Salaries and employee benefits	9,278	8,831	447	-5.1%	9,029	249	-2.8%	37,790	37,071	719	-1.9%
Occupancy	1,051	1,024	27	-2.6%	1,023	28	-2.7%	4,146	4,167	(21)	0.5%
Equipment and data processing	2,251	2,307	(56)	2.4%	2,122	129	-6.1%	9,055	8,679	376	-4.3%
Financial institutions tax	468	509	(41)	8.1%	464	4	-0.9%	1,995	1,950	45	-2.3%
Advertising	278	407	(129)	31.7%	414	(136)	32.9%	1,539	1,278	261	-20.4%
Amortization of intangible assets	127	127	—	0.0%	128	(1)	0.8%	510	501	9	-1.8%
FDIC insurance premiums	211	(288)	499	173.3%	398	(187)	47.0%	551	1,270	(719)	56.6%
Other insurance premiums	74	74	—	0.0%	70	4	-5.7%	300	373	(73)	19.6%
Professional fees:
Legal fees	100	181	(81)	44.8%	292	(192)	65.8%	554	1,094	(540)	49.4%
Other professional fees	250	545	(295)	54.1%	721	(471)	65.3%	1,945	2,262	(317)	14.0%
Supervisory fees	48	48	—	0.0%	34	14	-41.2%	163	152	11	-7.2%
Real estate owned and other repossessed asset expenses	27	39	(12)	30.8%	34	(7)	20.6%	123	129	(6)	4.7%
Acquisition related expenses	1,351	—	1,351	100.0%	—	1,351	100.0%	1,351	—	1,351	100.0%
Other expenses	1,265	1,207	58	-4.8%	2,449	(1,184)	48.3%	5,419	6,153	(734)	11.9%

Total non-interest expenses	16,779	15,011	(1,768)	-11.8%	17,178	399	-2.3%	65,441	65,079	(362)	0.6%

Income before income taxes	12,289	12,933	(644)	-5.0%	11,834	455	3.8%	48,680	45,951	2,729	5.9%
Taxable equivalent adjustment	51	46	5	-10.9%	111	(60)	54.1%	244	382	(138)	36.1%
Income tax expense	2,415	2,383	32	-1.3%	2,172	243	-11.2%	8,967	8,391	576	-6.9%

Net income	$9,823	$10,504	$(681)	-6.5%	$9,551	$272	2.8%	$39,469	$37,178	$2,291	6.2%

Earnings per common share:
Basic	$0.204	$0.218	$(0.014)	-6.4%	$0.192	$0.012	6.2%	$0.815	$0.746	$0.069	9.2%
Diluted	0.203	0.218	(0.015)	-6.9%	0.191	0.012	6.3%	0.811	0.742	0.069	9.3%

Diluted earnings per share excluding merger cost	0.231	0.218	0.013	6.0%	0.191	0.040	20.9%	0.839	0.742	0.097	13.1%

(1)	Net interest income is also presented on a fully taxable equivalent (FTE) basis, the Company believes this non-GAAP measure is the preferred industry measurement for this item.

UNITED COMMUNITY FINANCIAL CORP.

CONSOLIDATED AVERAGE BALANCES

(Unaudited)

	For the three months ended
	December 31, 2019			September 30, 2019			December 31, 2018
	Average	Interest		Average	Interest		Average	Interest
	outstanding	earned/	Yield/	outstanding	earned/	Yield/	outstanding	earned/	Yield/
	balance	paid	rate	balance	paid	rate	balance	paid	rate
	(Dollars in thousands)
Interest earning assets:
Net loans (1)	$2,233,356	$25,508	4.55%	$2,224,310	$26,045	4.66%	$2,161,414	$26,616	4.93%
Loans held for sale	119,043	1,219	4.10%	99,581	1,067	4.29%	100,348	1,184	4.68%

Total loans, net	2,352,399	26,727	4.55%	2,323,891	27,112	4.66%	2,261,762	27,800	4.91%
Securities:
Trading	—	—	0.00%	—	—	0.00%	4	—	0.00%
Available for sale-taxable	271,592	1,781	2.62%	279,618	1,828	2.61%	196,910	1,148	2.33%
Available for sale-nontaxable (2)	34,968	278	3.18%	35,054	273	3.12%	48,370	399	3.30%
Held to maturity-taxable	—	—	0.00%	—	—	0.00%	65,605	380	2.32%
Held to maturity-nontaxable (2)	—	—	0.00%	—	—	0.00%	12,215	86	2.82%

Total securities	306,560	2,059	2.69%	314,672	2,101	2.67%	323,104	2,013	2.49%
Federal Home Loan Bank stock	13,639	140	4.11%	13,872	173	4.99%	19,144	290	6.06%
Other interest earning assets	26,414	125	1.88%	36,706	203	2.19%	34,779	178	2.03%

Total interest earning assets	2,699,012	29,051	4.29%	2,689,141	29,589	4.38%	2,638,789	30,281	4.59%
Non-interest earning assets	180,691			181,208			176,579

Total assets	$2,879,703			$2,870,349			$2,815,368

Interest bearing liabilities:
Deposits:
Checking accounts	$807,682	2,440	1.21%	$770,268	2,391	1.24%	$620,306	1,114	0.71%
Savings accounts	285,478	26	0.04%	286,794	27	0.04%	303,247	28	0.04%
Certificates of deposit
Customer certificates of deposit	580,701	2,965	2.04%	611,736	3,148	2.06%	619,208	2,652	1.70%
Brokered certificates of deposit	144,337	664	1.84%	226,951	1,290	2.27%	393,778	2,072	2.09%

Total certificates of deposit	725,038	3,629	2.00%	838,687	4,438	2.12%	1,012,986	4,724	1.85%

Total interest bearing deposits	1,818,198	6,095	1.34%	1,895,749	6,856	1.45%	1,936,539	5,866	1.20%
Federal Home Loan Bank advances
Long-term advances	—	—	0.00%	—	—	0.00%	46,879	357	3.02%
Short-term advances	245,250	1,157	1.89%	189,370	1,103	2.33%	75,033	453	2.40%

Total Federal Home Loan Bank advances	245,250	1,157	1.89%	189,370	1,103	2.33%	121,912	810	2.64%
Repurchase agreements and other	—	—	0.00%	125	—	0.00%	245	—	0.00%

Total borrowed funds	245,250	1,157	1.89%	189,495	1,103	2.33%	122,157	810	2.63%

Total interest bearing liabilities	$2,063,448	7,252	1.41%	$2,085,244	7,959	1.53%	$2,058,696	6,676	1.29%

Non-interest bearing liabilities
Total noninterest bearing deposits	433,275			411,106			395,649
Other noninterest bearing liabilities	56,267			54,197			46,559

Total noninterest bearing liabilities	489,542			465,303			442,208

Total liabilities	$2,552,990			$2,550,547			$2,500,904
Shareholders’ equity	326,713			319,802			314,464

Total liabilities and equity	$2,879,703			$2,870,349			$2,815,368

Net interest income and interest rate spread		$21,799	3.00%		$21,630	2.85%		$23,605	3.30%

Net interest margin			3.22%			3.21%			3.58%
Average interest earning assets to average interest bearing liabilities			130.80%			128.96%			128.18%

Interest bearing deposits
Checking accounts	$807,682	$2,440	1.21%	$770,268	$2,391	1.24%	$620,306	$1,114	0.71%
Savings accounts	285,478	26	0.04%	286,794	27	0.04%	303,247	28	0.04%
Customer certificates of deposit	580,701	2,965	2.04%	611,736	3,148	2.06%	619,208	2,652	1.70%

Total customer deposits	1,673,861	5,431	1.30%	1,668,798	5,566	1.33%	1,542,761	3,794	0.98%
Brokered certificates of deposit	144,337	664	1.84%	226,951	1,290	2.27%	393,778	2,072	2.09%

Total interest bearing deposits	1,818,198	6,095	1.34%	1,895,749	6,856	1.45%	1,936,539	5,866	1.20%
Noninterest bearing deposits	433,275	—	0.00%	411,106	—	0.00%	395,649	—	0.00%

Total average deposits and cost of deposits	$2,251,473	$6,095	1.08%	$2,306,855	$6,856	1.19%	$2,332,188	$5,866	1.01%
Other interest bearing liabilities
Federal Home Loan Bank advances
Long term advances	$—	$—	0.00%	$—	$—	0.00%	$46,879	$357	3.02%
Short term advances	245,250	1,157	1.89%	189,370	1,103	2.33%	75,033	453	2.40%

Total Federal Home Loan Bank advances	245,250	1,157	1.89%	189,370	1,103	2.33%	121,912	810	2.64%
Repurchase agreements and other	—	—	0.00%	125	—	0.00%	245	—	0.00%

Total borrowed funds	245,250	1,157	1.89%	189,495	1,103	2.33%	122,157	810	2.63%

Total average deposits and other interest bearing liabilities and total cost of funds	$2,496,723	$7,252	1.26%	$2,496,350	$7,959	1.26%	$2,454,345	$6,676	1.09%

Customer deposits interest bearing and noninterest bearing	$2,107,136	$5,431	1.03%	$2,079,904	$5,566	1.07%	$1,938,410	$3,794	0.78%
Brokered deposits	144,337	664	1.84%	226,951	1,290	2.27%	393,778	2,072	2.09%
Total borrowings	245,250	1,157	1.89%	189,495	1,103	2.33%	122,157	810	2.63%
Cost of funds	2,496,723	7,252	1.26%	2,496,350	7,959	1.26%	2,454,345	6,676	1.09%

(1)	Nonaccrual loans are included in the average balance at a yield of 0%.
(2)	Yields are on a fully taxable equivalent basis.

UNITED COMMUNITY FINANCIAL CORP.

SELECTED FINANCIAL HIGHLIGHTS

(Unaudited)

	At or for the quarters ended
	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018
	(Dollars in thousands, except per share data)
Financial Data
Total assets	$2,868,313	$2,906,573	$2,869,116	$2,852,041	$2,811,357
Total loans, net	2,217,943	2,248,507	2,229,326	2,215,549	2,176,842
Total securities	307,302	315,755	319,714	313,847	319,498
Total deposits	2,287,109	2,105,758	2,259,179	2,289,803	2,213,220
Average interest-bearing deposits	1,818,198	1,895,749	1,973,104	1,963,567	1,936,539
Average noninterest-bearing deposits	433,275	411,106	405,535	400,874	395,649
Total shareholders’ equity	332,109	326,856	317,554	314,709	309,334
Net interest income	21,748	21,584	22,043	22,186	23,494
Net interest income (FTE) (1)	21,799	21,630	22,105	22,270	23,605
Provision for loan losses	(422)	701	(51)	61	178
Noninterest income	6,847	7,015	6,671	6,073	5,585
Noninterest expense	16,779	15,011	15,976	17,674	17,178
Income tax expense	2,415	2,383	2,303	1,868	2,172
Net income	9,823	10,504	10,486	8,656	9,551

Share Data
Basic earnings per common share	$0.204	$0.218	$0.216	$0.177	$0.192
Diluted earnings per common share	0.203	0.218	0.215	0.176	0.191
Book value per common share	6.90	6.80	6.61	6.44	6.30
Tangible book value per common share	6.41	6.31	6.11	5.95	5.81
Market value per common share	11.66	10.78	9.57	9.35	8.85

Common shares outstanding at end of period	48,104	48,087	48,069	48,853	49,129
Weighted average shares outstanding—basic	47,996	47,961	48,463	48,854	49,445
Weighted average shares outstanding—diluted	48,221	48,164	48,644	49,113	49,695

Key Ratios
Return on average assets (2)	1.36%	1.46%	1.48%	1.22%	1.36%
Return on average assets excluding merger cost	1.55%	1.46%	1.48%	1.22%	1.36%
Return on average equity (3)	12.03%	13.14%	13.22%	10.99%	12.15%
Return on average equity excluding merger cost	13.68%	13.14%	13.22%	10.99%	12.15%
Return on tangible equity (4)	12.96%	14.19%	14.30%	11.90%	13.16%
Return on tangible equity excluding merger cost	14.75%	14.19%	14.30%	11.90%	13.16%
Net interest margin	3.22%	3.21%	3.33%	3.38%	3.58%
Efficiency ratio	53.55%	52.15%	55.37%	62.29%	54.79%
Nonperforming loans to net loans, end of period	0.58%	0.46%	0.58%	0.32%	0.30%
Nonperforming assets to total assets, end of period	0.48%	0.39%	0.48%	0.34%	0.27%
Allowance for loan loss as a percent of loans, end of period	0.86%	0.88%	0.91%	0.91%	0.93%
Delinquent loans to total net loans, end of period	0.74%	0.63%	0.58%	0.41%	0.50%

(1)	Net interest income is presented on a fully taxable equivalent (FTE) basis, the Company believes this non-GAAP measure is the preferred industry measurement for this item
(2)	Net income divided by average total assets
(3)	Net income divided by average total equity
(4)	Net income divided by average total equity, minus average intangible assets

UNITED COMMUNITY FINANCIAL CORP.

SELECTED FINANCIAL HIGHLIGHTS

(Unaudited)

	At or for the quarters ended
	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018
	(Dollars in thousands)
Loan Portfolio Composition
Commercial loans
Multi-family	$177,363	$166,027	$154,630	$163,243	$134,143
Owner/nonowner occupied commercial real estate	401,600	409,687	414,780	412,550	409,979
Land	18,131	19,653	16,955	17,090	16,830
Construction	122,102	127,388	138,043	135,048	141,686
Commercial and industrial	275,179	271,292	249,898	246,740	240,293

Total	994,375	994,047	974,306	974,671	942,931
Residential mortgage loans
Real estate	914,073	938,899	942,698	934,586	927,255
Construction	34,931	44,636	46,196	45,102	43,435

Total	949,004	983,535	988,894	979,688	970,690
Consumer loans
Consumer	286,329	283,641	279,531	274,998	277,041

Total	286,329	283,641	279,531	274,998	277,041

Total loans	2,229,708	2,261,223	2,242,731	2,229,357	2,190,662
Less:
Allowance for loan losses	19,281	19,987	20,482	20,446	20,443
Deferred loan costs, net	(7,517)	(7,271)	(7,077)	(6,638)	(6,623)

Total	11,764	12,716	13,405	13,808	13,820

Total loans, net	2,217,944	2,248,507	2,229,326	2,215,549	2,176,842
Loans held for sale, net	127,839	113,593	97,477	77,676	91,472

Total loans	$2,345,783	$2,362,100	$2,326,803	$2,293,225	$2,268,314

	At or for the quarters ended
	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018
	(Dollars in thousands)
Deposit Portfolio Composition
Checking accounts
Interest bearing checking accounts	$137,783	$134,662	$131,725	$146,244	$146,977
Non-interest bearing checking accounts	430,040	421,631	398,340	404,644	394,208

Total checking accounts	567,823	556,293	530,065	550,888	541,185
Savings accounts	284,745	286,251	290,354	297,186	298,087
Money market accounts	681,518	653,926	606,661	550,049	466,167

Total non-time deposits	1,534,086	1,496,470	1,427,080	1,398,123	1,305,439
Certificates of deposit	560,996	591,516	644,024	630,174	616,826

Total customer deposits	2,095,082	2,087,986	2,071,104	2,028,297	1,922,265
Brokered deposits	192,027	17,772	188,075	261,506	290,955

Total certificates of deposit	753,023	609,288	832,099	891,680	907,781

Total deposits	$2,287,109	$2,105,758	$2,259,179	$2,289,803	$2,213,220

UNITED COMMUNITY FINANCIAL CORP.

SELECTED FINANCIAL HIGHLIGHTS

(Unaudited)

	At or for the quarters ended
	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018
	(Dollars in thousands)
Allowance For Loan Losses
Beginning balance	$19,987	$20,482	$20,446	$20,443	$21,332
Provision	(422)	701	(51)	61	178
Net (chargeoffs) recoveries	(284)	(1,196)	87	(58)	(1,067)

Ending balance	$19,281	$19,987	$20,482	$20,446	$20,443

	At or for the quarters ended
	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018
	(Dollars in thousands)
Net (Charge-offs) Recoveries
Commercial loans
Multi-family	$13	$4	$4	$113	$(99)
Owner/nonowner occupied commercial real estate	14	12	165	28	38
Land	—	—	—	—	—
Construction	1	—	—	1	—
Commercial and industrial	(155)	(897)	1	(84)	(765)

Total	(127)	(881)	170	58	(826)
Residential mortgage loans
Real estate	(55)	(186)	(53)	78	(131)
Construction	—	—	—	—	—

Total	(55)	(186)	(53)	78	(131)
Consumer loans
Consumer	(102)	(130)	(30)	(194)	(110)

Total	(102)	(130)	(30)	(194)	(110)

Total net (charge-offs) Recoveries	$(284)	$(1,197)	$87	$(58)	$(1,067)

	At or for the quarters ended
	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018
	(Dollars in thousands)
Nonperforming Loans
Commercial loans
Multi-family	$—	$—	$—	$—	$171
Owner/nonowner occupied commercial real estate	6,222	3,610	2,688	1,565	13
Land	—	—	—	—	—
Construction	—	—	—	—	—
Commercial and industrial	525	785	4,678	456	531

Total	6,747	4,395	7,366	2,021	715
Residential mortgage loans
Real estate	4,275	4,233	4,365	3,883	4,170
Construction	—	—	—	—	—

Total	4,275	4,233	4,365	3,883	4,170
Consumer loans
Consumer	1,868	1,689	1,141	1,203	1,654

Total	1,868	1,689	1,141	1,203	1,654

Total nonperforming loans	$12,890	$10,317	$12,872	$7,107	$6,539

Total Nonperforming Loans and Nonperforming Assets
Past due 90 days and on nonaccrual status	$7,279	$7,107	$5,392	$4,351	$5,750
Past due 90 days and still accruing	—	—	—	—	—

Past due 90 days	7,279	7,107	5,392	4,351	5,750
Past due less than 90 days and on nonaccrual	5,611	3,210	7,480	2,756	789

Total nonperforming loans	12,890	10,317	12,872	7,107	6,539
Other real estate owned	754	880	871	1,143	1,049
Other classified assets	—	—	—	1,479	—
Repossessed assets	62	82	84	37	39

Total nonperforming assets	$13,706	$11,279	$13,827	$9,766	$7,627

UNITED COMMUNITY FINANCIAL CORP.

NON-GAAP DISCLOSURE RECONCILIATION

(Unaudited)

	As Reported Three months ended December 31, 2019	Merger related costs	Non-GAAP Proforma Three months ended December 31, 2019	As Reported Twelve months ended December 31, 2019	Merger related costs	Non-GAAP Proforma Twelve months ended December 31, 2019
	(In thousands, except per share data)
Net income:	$9,823	$1,351	$11,174	$39,469	1,351	$40,820

Diluted EPS:
Net income	$9,823	$1,351	$11,174	39,469		40,820
Net income allocated to participating securities	(23)		(23)	(8)		(8)

Net income available to common shareholders	$9,800		$11,151	39,461		40,812

Weighted average shares outstanding: diluted	48,220,742		48,220,742	48,501,575		48,501,575
Diluted EPS:	$0.203		$0.231	$0.814		$0.841

Net income	$9,823	$1,351	$11,174	$39,469	$1,351	$40,820
Average assets	2,879,703		2,879,703	2,854,554		2,854,554
Average equity	326,713		326,713	319,729		319,729
ROA:	1.36%		1.55%	1.38%		1.43%

ROE:	12.03%		13.68%	12.34%		12.77%

Efficiency Ratio:
Noninterest Expense	$16,779	$1,351	$15,428	$65,441	$1,351	$64,090
Intangible asset amortization	(127)		(127)	(510)		(510)
Net interest income	21,799		21,799	87,804		87,804
Noninterest income	6,847		6,847	26,606		26,606
Loss on securities	(68)		(68)	(620)		(620)
Loss on real estated owned	(4)		(4)	115		115
Efficiency Ratio:	58.28%		53.55%	57.00%		55.82%

Reconciliation of Average Shareholders’ Equity to Average Tangible Equity:

	At or for the quarters ended
	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018
	(Dollars in thousands, except per share data)
Average shareholders equity	$326,713	$319,802	$317,265	$315,006	$314,464
Average intangible assets	23,612	23,740	23,867	23,994	24,123

Average tangible equity	$303,101	$296,062	$293,398	$291,012	$290,341

Net income	$9,823	$10,504	$10,486	$8,656	$9,551

Merger cost	1,351	—	—	—	—

Net income without merger cost	$11,174	$10,504	$10,486	$8,656	$9,551

Return on tangible equity	12.96%	14.19%	14.30%	11.90%	13.16%

Return on tangible equity without merger cost	14.75%	14.19%	14.30%	11.90%	13.16%

Reconciliation of Fully Taxable Equivalent Net Interest Income to Net Interest Income:

	For the quarters ended
	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018
	(Dollars in thousands)
Interest income	$29,000	$29,543	$29,799	$29,401	$30,170
Fully taxable equivalent adjustment	51	46	62	84	111

Fully taxable equivalent interest income	29,051	29,589	29,861	29,485	30,281
Interest expense	7,252	7,959	7,756	7,215	6,676

Fully taxable net interest income	$21,799	$21,630	$22,105	$22,270	$23,605

Tangible Book Value Per Share:

Tangible book value, per share is defined at shareholders equity minus intangible assets divided by the number of shares outstanding.

	At the quarters ended
	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018
	(Dollars in thousands, except per share data)
Total shareholders’ equity	$332,109	$326,856	$317,554	$314,709	$309,334
Goodwill	20,221	20,221	20,221	20,221	20,221
Customer list intangible	2,032	2,078	2,123	2,169	2,214
Core deposit intangible	1,275	1,357	1,439	1,521	1,603
Total common shares outstanding	48,104,055	48,087,430	48,068,790	48,852,688	49,128,875
Tangible book value, as reported	$6.41	$6.31	$6.11	$5.95	$5.81

Reconciliation of Net Interest Margin, Non-Interest  Income and Non-Interest Expense:

	At the quarters ended		At the quarters ended
	December 31, 2019	December 31, 2018	September 30, 2019	September 30, 2018
Net interest income (FTE)	$21,799	$23,605	$21,630	$21,707
less: purchase accounting	(422)	(178)	(213)	(383)

Adjusted net interest income	21,377	23,427	21,417	21,324
Average earning assets	2,699,012	2,638,789	2,689,141	2,609,310
Net interest margin excluding purchase accounting	3.16%	3.55%	3.18%	3.27%

Non-interest income	$6,847	$5,585	$7,015	$6,146
less: mortgage servicing valuation adjustment	(312)	44	336	6

Non-interest income, adjusted	6,535	5,629	7,351	6,152
Non-interest income % increase	16.1%		19.5%

Non-interest expense	$16,779	$17,178	$15,011	$15,772
Non-interest expense % decrease	-2.3%		-4.8%